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                                                                  Exhibit (j)(2)

                         INDEPENDENT AUDITORS' CONSENT



The Board of Trustees
Pilgrim Variable Insurance Trust:

We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.


                                  /s/KPMG LLP

Los Angeles
April 25, 2001